UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2022
Date of Report (Date of Earliest Event Reported)

View Systems, Inc.
(Exact name of registrant as specified in its charter)

COLORADO	000-30178	59-2928366
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6526 Point View Road

Benton, AR 72019

(Address of principal executive offices and Zip Code)

(410) 236-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 20, 2022, Yusufali & Associates, LLC (“Yusufali”) resigned as the independent registered public accounting firm of View Systems, Inc. (“the Company”). The Company is compiling accounting records to engage a new auditor.

View Systems, Inc. retained a new accounting firm that is preparing documents to submit to a new auditor, that has not yet been retained.

CONTROLS AND PROCEDURES

Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures.

Under the supervision and with the participation of our principal executive officer and principal financial officer, we conducted an evaluation of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act. As a result of this evaluation, we identified material weaknesses in our internal control over financial reporting as of December 31, 2014 as is identified below. Accordingly, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective as of April 27, 2017 as is described below.

Management’s Annual Report on Internal Control Over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) and 15d-(f) under the Exchange Act. Our internal control over financial reporting are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with U. S. generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

i. pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

ii. provide reasonable assurance that transactions are recorded as necessary to permit the preparation of our consolidated financial statements in accordance with U. S. generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

iii. provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of April 27, 2017. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework.

Management has concluded that our internal control over financial reporting was not effective as April 27, 2017 due to the existence of material weaknesses. The material weaknesses identified include the following:

Management’s assessment identified several material weaknesses in our internal control over financial reporting. These material weaknesses include the following:

● Lack of appropriate segregation of duties;

● Limited capability to interpret and apply accounting principles generally accepted in the United States;

● Lack of formal accounting policies and procedures that include multiple levels of review; and

● Failure to properly record transactions related to asset acquisitions, derivative liabilities, and equity based payments to employees and non-employees.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.	Auditor Resignation Letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW SYSTEMS, INC.

Date:	September 6, 2022
		By:	/s/ John Campo
John Campo, President

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